UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 28, 2023

KORU MEDICAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Drive, Mahwah, NJ	07430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, $0.01 par value	KRMD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2023, Edward Wholihan was appointed to the Board of Directors (the “Board”) of KORU Medical Systems, Inc. (the “Company”), filling the existing vacancy on the Board.

Mr. Wholihan has over 25 years of experience as a chief financial officer driving growth and shareholder value for public, private equity-sponsored, and venture capital-funded life sciences and healthcare businesses. Most recently, he has leveraged his strategic management, financial, and operational expertise consulting for various companies. Prior, he served as the Chief Financial Officer for Rarebreed Veterinary Partners, Inc., a community of veterinary hospitals; CFO of Allena Pharmaceuticals, Inc., a development stage biopharmaceutical company; and CFO of Medical Specialties Distributors, a leading solution provider to the specialty pharmacy, home infusion, and oncology practice markets. Mr. Wholihan also held two other CFO roles within the life science sector earlier in his career and, prior to that, spent seven years as a management strategy consultant for McKinsey & Company. He earned his MBA from Stanford University's Graduate School of Business and a BA in economics from Yale University.

Mr. Wholihan served as a consultant to the Company from January through June 2023, in exchange for which he received $131,250 in consulting fees. Mr. Wholihan will receive compensation as a non-employee director pursuant to the Company’s Non-Employee Director Compensation Plan.

Item 8.01.  Other Events.

On October 4, 2023, the Company issued a press release announcing the events set forth in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press release dated October 4, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORU MEDICAL SYSTEMS, INC. (Registrant)

Date: October 4, 2023	By:	/s/ Thomas Adams
Thomas Adams Chief Financial Officer